SCHWAB STRATEGIC TRUST

Schwab® U.S. Large-Cap ETF
(the fund)
Supplement dated August 23, 2024, to the fund’s currently effective
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and SAI and should be read in conjunction with the Statutory Prospectus and SAI.
IMPORTANT NOTICE REGARDING THE FUND’S DIVERSIFICATION POLICY
The Schwab U.S. Large-Cap ETF has revised its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the fund will continue to track its benchmark index even if the fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.
Shareholder approval will not be sought if the fund crosses from diversified to non-diversified status under such circumstances.
Accordingly, the following changes to the Statutory Prospectus and SAI are effective immediately:
1.
Statutory Prospectus – Under the “Principal Investment Strategies” section: The following paragraph is added after the fourth paragraph:

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track.
2.
Statutory Prospectus – Under the “Principal Risks” section: The following paragraph is added:

Non-Diversification Risk. To the extent that the fund becomes non-diversified as necessary to approximate the composition of the index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.
3.
SAI – Under the “INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS” in the “Principal Investment Strategies” section: The second paragraph of the “Diversification” section is hereby deleted in its entirety and replaced with the following:

Schwab U.S. Large-Cap ETF and Schwab U.S. Large-Cap Growth ETF — Each fund may become “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. A fund that becomes a non-diversified mutual fund means that a relatively high percentage of assets of the fund may be invested in the obligations of a limited number of issuers. The value of shares of each fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each fund intends to be diversified in approximately the same proportion as its index. In addition, each fund intends to diversify its investments to the extent required to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
4.
SAI – Under the “INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS” in the “Investment Limitations” section: The first parenthetical item one is hereby deleted in its entirety and replaced with the following:

(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. However, the Schwab U.S. Large-Cap ETF and the Schwab U.S. Large-Cap Growth ETF may become “non-diversified,” as defined under the 1940 Act, with respect to investments in an issuer or several issuers to the extent necessary to approximate the composition of the index each fund seeks to track to the extent permitted by law or regulatory relief.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG125327-00 (08/24)
00303450